Jay Hooley Chairman, President and Chief Executive Officer Annual Meeting of Shareholders May 15, 2013 Positioned for Growth

Forward-Looking Statements This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our goals and expectations regarding our business, financial and capital condition (including without limitation, our capital ratios under Basel III), results of operations, investment portfolio performance and strategies, the financial and market outlook, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as "plan," "expect," “intend,” “forecast,” "look," "believe," "anticipate," "estimate," "seek,“ "may," "will," "trend," "target,” and "goal," or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to May 15, 2013. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the current sovereign-debt risks in Europe and other regions; financial market disruptions or economic recession, whether in the U.S., Europe, Asia or other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement the Dodd-Frank Act, the Basel II and Basel III capital and liquidity standards, and European legislation with respect to the levels of regulatory capital we must maintain, our credit exposure to third parties, margin requirements applicable to derivatives, banking and financial activities and other regulatory initiatives in the U.S. and internationally, including regulatory developments that result in changes to our structure or operating model, increased costs or other changes to how we provide services; adverse changes in the regulatory capital ratios that we are required to meet, whether arising under the Dodd-Frank Act, the Basel II or Basel III capital and liquidity standards or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in calculating our capital ratios that cause changes in those ratios as they are measured from period to period; increasing requirements to obtain the prior approval of the Federal Reserve or our other regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and equity purchases, without which our growth plans, distributions to shareholders, equity purchase programs or other capital initiatives may be restricted; changes in law or regulation that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; our ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meet our expectations or those of our clients and our regulators; the credit agency ratings of our debt and depository obligations and investor and client perceptions of our financial strength; delays or difficulties in the execution of our previously announced Business Operations and Information Technology Transformation program, which could lead to changes in our estimates of the charges, expenses or savings associated with the planned program and may cause volatility of our earnings; the results of, and costs associated with, government investigations, litigation, and similar claims, disputes, or proceedings; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the valuation of assets underlying those pools; adverse publicity or other reputational harm; dependencies on information technology, complexities and costs of protecting the security of our systems and difficulties with protecting our intellectual property rights; our ability to grow revenue, control expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements; potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation, and perceptions of State Street as a suitable service provider or counterparty; potential changes in how and in what amounts clients compensate us for our services, and the mix of services provided by us that clients choose; the ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize emerging needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; our ability to control operating risks, data security breach risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2012 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this news release speak only as of the date hereof, May 15, 2013, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date. 2

3 Positioned for Growth Agenda 2012 Performance Business Strategy 2013 Progress Corporate Citizenship Summary

4 2012 Performance

5 We Have a Strong Foundation Strong Global Footprint Long-Term Shareholder Value Among Highest Capital Ratios in Industry Focused Strategy Fueled by Macro Trends Strong Global Footprint No. 1 or No. 2 Position in High-Growth Markets

6 Our Actions Have Driven Positive Results 1 Results presented on an operating basis, a non-GAAP presentation. See Appendix for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. The Appendix is available on State Street’s website (www.statestreet.com) and in State Street’s current report on form 8-K filed with the SEC on the date hereof. 2 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis. • Global economic pressures • Client de-risking behavior • Market-driven revenue weakness • Regulatory changes increase costs and capital pressures • Grew core businesses • Prudently controlled expenses • Continued to transform operating model • Managed capital position to address regulatory changes Environment Our Actions • Achieved 6% operating-basis1 EPS growth and positive operating leverage2 in 2012 compared to 2011 • Continued to invest in high-growth areas • Met expense savings targets in Business Operations and IT Transformation program • Returned capital to shareholders in the form of common stock purchases and dividends Results

7 Solid Performance in 2012: Summary of 2012 Operating-Basis (Non-GAAP) Financial Results1 1 Results presented on an operating basis, a non-GAAP presentation. See Appendix for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. The Appendix is available on State Street’s website (www.statestreet.com) and in State Street’s current report on form 8-K filed with the SEC on the date hereof. 2 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis. $ in millions, except per share data 2012 2011 % Change Revenue $9,730 $9,564 1.74% Expenses 6,905 6,789 1.71% Earnings per share (EPS) $3.95 $3.73 5.9% Return on equity (ROE) 9.7% 9.9% (20) bps Operating leverage2 3 bps Pre-tax operating margin 29.1% 29.0% 10 bps Solid Performance in a Challenging Economic Environment

8 In 2012 We Performed Well1 … 1 Results presented on an operating basis, a non-GAAP presentation. See Appendix for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. The Appendix is available on State Street’s website (www.statestreet.com) and in State Street’s current report on form 8-K filed with the SEC on the date hereof. 9.7 6 7 8 9 10 STT (%) 1.46 0.5 1 1.5 STT (%) Net Interest Margin Return on Equity 29.1 20 25 30 STT (%) Pre-Tax Margin

STATE STREET.

… and Outperformed Our Primary Peers[1]



Pre-Tax Margin
(%)
30
25
20
29.1
22.9
26.2
STT
BK
NTRS



Net Interest Margin
(%)
1.5
1
0.5
1.46
1.21
1.22
STT
BK
NTRS



Return on Equity
(%)
10
9
8
7
6
9.7
8.8
9.3
STT
BK
NTRS

Well Positioned to Maintain Our Lead

1 As described in the Appendix: (i) data for each of State Street Corporation (STT), The Bank of New York Mellon Corporation (BK) and Northern Trust Corporation (NTRS) is derived from the relevant company's public filings, earnings announcements or related materials (individually or collectively, "publicly disclosed information"); (ii) data from the relevant company's publicly disclosed information is presented on a non-GAAP basis, which presentation is described, at the discretion of the relevant company, in that company's publicly disclosed information as "operating-basis," "operating," "adjusted" or "non-GAAP" (individually or collectively, "non-GAAP presentation"); and (iii) each company's non-GAAP presentation is calculated differently and therefore may not be comparable to other companies' non-GAAP presentations. Please review each company's publicly disclosed information for a description, to the extent contained therein, of that company's non-GAAP presentation. Additional information regarding the data in the chart, including changes made from the presentation in any company's publicly disclosed information, can be found in the Appendix. The Appendix is available on State Street's website (www.statestreet.com) and in State Street's current report on form 8-K filed with the SEC on the date hereof.

9

10 Business Strategy

11 Macro Trends Fuel Our Confidence for Continued Growth Globalization Retirement Savings Regulation and Complexity LONG-TERM TRENDS Drive New Revenue Optimize Capital Leverage Power of Core Franchise STRATEGY PRIORITIES • Extending our geographic reach • Pursuing high-growth markets • Expanding our solutions • Driving operating efficiencies • Executing current quarterly common stock dividend and common stock purchase program

12 Extending Our Geographic Reach Our Powerful Global Franchise Sets Us Apart in Meeting the Needs of the Largest Global Asset Managers Why Clients Choose Us Broad Set of Global Servicing Solutions Uniform Global Platform Leader in Middle Office Solutions-Based Asset Management Leader in Technology Transformation We Operate in More Than 100 Geographic Markets Worldwide Data as of December 31, 2012. EUROPE & MIDDLE EAST • AUC/A: $4.8T • Revenue: $2.8B • AUM: $351B ASIA-PACIFIC • AUC/A: $1.1T • Revenue: $766M • AUM: $302B AMERICAS • AUC/A: $18.5T • Revenue: $6.2B • AUM: $1.4T

13 Deepening Client Relationships We Generate Strong Organic Growth as Our Key Clients Grow and Diversify 1 As of December 31, 2012. All data is period end. • ~80 of our top 100 clients have had a relationship with State Street for at least 10 years • With solutions in nearly every domicile, State Street delivers deep expertise across asset classes and markets 0 5 10 15 20 Top 1000 Clients Top 100 Clients Top 25 Clients 9 14 17 Average Number of Products Used by State Street Clients1 AUC/A Asia-pacific Americas $4.7t $13.1t $17.2t EMEA Clients Within State Street’s Top 100 That Have Been With Us for 10+ Years 2002 2007 2012

14 Pursuing High Growth Markets Our Alternative Investment Solutions Business Has Grown at More Than Twice the Rate of the Market1 Source: HF Market - Hedge Fund Research, January 2013; PE Market - Preqin, October 2012; RE Market - Towers Watson, July 2012; RE Market (2005,2006) - PI Online Acquisitions: 2007: Palmeri $35B, Investors Financial $170B, 2010: Mourant $170B, 2012: GSAS $200B 1 As of period end. $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2005 2006 2007 2008 2009 2010 2011 2012 $4.7T Alternative Investments Market $4.4T $5.2T $5.7T $6.5T $6.7T AUM(B) $3.5T $2.6T $0 $200 $400 $600 $800 $1,000 $1,200 2005 2006 2007 2008 2009 2010 2011 2012 $500B $451B $443B $654B $816B $1.12T AUA(B) State Street Alternative Investment Solutions $139B $203B Asset Growth Through Acquisition

15 $1,045B2 $670B $563B $467B $411B $355B $246B $165B $0 $200 $400 $600 $800 $1,000 $1,200 STT CITCO BNY JPM C SS&C GlobeOp NTRS HSBC We Lead the Industry in Alternative Asset Servicing Globally Asset Class Coverage Across Europe, North America and Asia-Pacific Region 1 HFM Week AUA Survey Assets as of Nov 2012 (hedge funds) and Custody Risk Alternative Fund Administration Survey as of December 31, 2011 (real estate and private equity). 2 As of December 31, 2012, State Street’s AuA was $1.12TN. 3 ICFA Annual Fund Administration Survey 2012. CAGR for 2012-2014. Alternative Assets Under Administration (AUA)1, $B Hedge Fund Private EquityReal Estate $6.7T Alternative Assets Market Expected to Grow at a 9% CAGR through 20143

16 Broad Capabilities Expanding Our Solutions State Street Global Advisors is Well Positioned for Growth in 2013 and Beyond 1 As of December 31, 2012. 2 Operating leverage is defined as the rate of growth of total investment management revenue less the rate of growth of total investment management expenses. $2.1T AUM1 Clients • ~3,500 clients globally • 53% of clients use two or more strategies • 77% of 2012 new business came from existing SSgA clients Strong 2012 Results • $81B in net new assets, $41B of which went into ETFs • 8% management fee revenue growth with approximately 800 bps of positive operating leverage2, for the year ended December 31, 2012 compared to 2011 • ~600 bps operating margin expansion to 29% • Pre-tax income growth of 31% • 67% of active strategies beat their three-year benchmarks Passive Equities 36% Passive Fixed Income 14% ETFs 16% Multi- Asset Class Solutions 10% Active 6% Cash 18%

17 Expanding Our Solutions Leading Sponsor of ETFs 1 As of 3/31/13. 2 Source: Deutsche Bank Markets Research, January 11, 2013. ETFs, $354B, 16%1 Powerful Brand Record ETF AUM (as of 3.31.13) • $354 B New Product Introductions • Since 2011, 64 products launched globally – Europe: 32 – US: 26 – Australia: 6 • Launched first active ETFs in 2012 $TN Global Market Size ETFs / Other Exchange-Traded Products2 0.41 0.59 0.80 0.78 1.13 1.44 1.49 1.91 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2005 2006 2007 2008 2009 2010 2011 2012

18 Driving Operating Efficiencies Business Operations and IT Transformation Program Foundation in Place to Reap Benefits 2012 Accomplishments Automation Benefits • Created new global Centers of Excellence • Achieved 20% targeted automation benefits Workforce Optimization & Simplified Technology • Established two new low-cost locations to balance our global footprint • Transitioned major IT servicing components to vendor partners Implementation of Cloud Platform • Scaled cloud computing platform for migrations Migration to Private Cloud • Migrated 50 applications to the private cloud to accelerate solutions for clients On Track to Deliver $575 Million to $625 Million in Cumulative Pre-tax, Run Rate Expense Savings for the Entire Program by the End of 2014 – with the Full Effect in 2015

19 2013 Progress

20 Summary of First-Quarter 2013 Operating-Basis (Non-GAAP) Financial Results1 1 Results presented on an operating basis, a non-GAAP presentation. See Appendix for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. The Appendix is available on State Street’s website (www.statestreet.com) and in State Street’s current report on form 8-K filed with the SEC on the date hereof. 2 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis. $ in millions, except per share data Q1’13 Q1’12 % Change Revenue $2,470 $2,421 2.0% Expenses 1,812 1,799 0.7% Earnings per share (EPS) $0.96 $0.84 14.3% Operating leverage2 130 bps Return on equity (ROE) 8.9% 8.6% 30 bps Pre-tax operating margin 26.6% 25.7% 90 bps

21 Strong Capital Position: Results of Federal Reserve’s 2013 CCAR Stress Test* Projected Minimum Tier 1 Common Capital Ratio Under Hypothetical Supervisory Stress Scenario as Conducted by the Federal Reserve and Including Company Proposed Capital Actions 13.2% 9.7% 8.6% 8.2% 7.8% 7.5% 7.0% 6.9% 6.8% 6.7% 6.6% 6.4% 6.0% 5.9% 5.6% 5.6% 5.3% 1.5% 7.0% 0% 2% 4% 6% 8% 10% 12% 14% B N Y M e l l o n S t a t e S t r e e t P N C F i n a n c i a l C i t i g r o u p B B & T F i f t h T h i r d R e g i o n a l F i n a n c i a l S u n T r u s t K e y C o r p C a p i t a l O n e F i n a n c i a l U S B a n c o r p A m e r i c a n E x p r e s s B a n k o f A m e r i c a W e l l s F a r g o J P M o r g a n C h a s e M o r g a n S t a n l e y G o l d m a n S a c h s A l l y F i n a n c i a l A v e r a g e * Source: Board of Governors of the Federal Reserve System, “Comprehensive Capital Analysis and Review 2013: Assessment Framework and Results,” March 2013 (the “2013 FRB CCAR Results”). See the 2013 FRB CCAR Results for a description of the methodology and results of the 2013 Federal Reserve CCAR Stress Test, including a more complete description of the hypothetical supervisory severely adverse stress scenario, related hypothetical stresses, projections and results. The capital ratios presented represents the minimum projected for the period Q4 2012 through Q4 2014 and assumes company proposed capital actions such as common stock issuances, dividends and share repurchases. The results of a stress represent estimates based upon proposed hypothetical economic conditions for the purposes of the stress test. The prescribed hypothetical economic conditions do not represent State Street’s projections, and the estimates representing the results of the stress test are not forecasts of expected regulatory capital ratios or other results.

22 Return of Capital to Shareholders Remains a Priority Dividend Payout • Increased quarterly common stock dividend by $0.02 to $0.26 per share Common Stock Purchase Program • Board approved a common-stock purchase program of up to $2.1B through March 31, 2014

23 Our Total Return Significantly Outperformed Primary Peers and Broader Financial Index Since the Last Annual Meeting … Source: FactSet Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar -30% -20% -10% 0% 10% 20% 30% 40% 1‐Year Total Return: 3/31/2012 ‐ 3/31/2013 State Street Corporation S & P Financial Index Northern Trust Corp. Bank of New York Mellon STT 32.6% S & P Fin.17.6% NTRS 17.9% BK 18.5%

24 Corporate Citizenship

25 Investing in Our Communities 2012 Highlights • $21.3 million in Foundation grants to organizations globally • Allocated nearly $2 million in MA for Academic Achievement Programs with focus on nonprofits aligned with the Boston Public Schools to close the achievement gap (Teach for America) • Funded $2 million in MA Youth Career Development Programs and hired or supported approximately 500 jobs with focus on using employment as a lever for youth violence prevention (YVP Funder Collaborative) • Invested $1.4 million in MA in Adult Education and Employment Programs with focus on those providing career track training for specific industries (Year Up) • $5.3 million in employee matching gifts and in support of the Global Giving Campaign focused on education initiatives • 87,250 hours of employee volunteer time for non-profit organizations including Year Up, Summer Search, City Year, and The Posse Foundation Foundation Focused on Education and Workforce Development

26 Corporate Responsibility Leadership Annual CR Report is the Only Independently Verified Report Among US-based Financial Services Firms Organization 2012 Rankings Dow Jones Sustainability World and North America Indices Listed on both indices for seventh consecutive year 2012 Ireland Green Awards Green Financial Institute Award Winner Newsweek Magazine’s Green Rankings #14 on “Most Transparent Companies in the US” list CR Magazine’s 100 Best Corporate Citizens Listed for sixth consecutive year and one of only three financial services companies listed in 2012 STOXX® Global ESG Leaders One of the few financial services companies to be listed on all four STOXX® global ESG indices (environmental, social, and governance (ESG) equity indices). Listed for second consecutive year

27 Summary

28 Moving Forward Macro Trends Fueling Proven Strategy Priorities Driving Future Growth Setting the Bar High on Corporate Responsibility Committed to Long-Term Shareholder Value

Appendix The foregoing presentation includes financial information presented on a GAAP basis as well as on a non-GAAP, or “operating basis.” Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared and reported in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. 29

STATE STREET.

STATE STREET CORPORATION

RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

In addition to presenting State Street's financial results in conformity with GAAP, management also presents results on a non-GAAP, or "operating" basis, in order to highlight comparable financial trends and other characteristics with respect to State Street's ongoing business operations from period to period. Refer to the preceding page of this Appendix for further information concerning our use of non-GAAP financial measures. The following tables reconcile operating-basis financial information presented in the foregoing to financial information prepared and reported in conformity with GAAP.

(Dollars in millions, except per share amounts)	Years Ended December 31, 2012	Years Ended December 31, 2011	% Change 2012 YTD vs. 2011 YTD
Total Revenue:			
Total revenue, GAAP basis	$ 9,649	$ 9,594	0.57 %
Tax-equivalent adjustment associated with tax-exempt investment securities	124	128	
Tax-equivalent adjustment associated with tax-advantaged investments	126	62	
Loss from sale of Greek investment securities	46	-	
Discount accretion related to former conduit securities	(215)	(220)	
Total revenue, operating basis[1]	$ 9,730	$ 9,564	1.74
Net Interest Revenue:			
Net interest revenue, GAAP basis	$ 2,538	$ 2,333	
Tax-equivalent adjustment associated with tax-exempt investment securities	124	128	
Discount accretion related to former conduit securities	(215)	(220)	
Net interest revenue, operating basis	$ 2,447	$ 2,241	9.2
Net interest margin[2]:			
Net interest margin, fully taxable-equivalent basis	1.59 %	1.67 %	
Net effect of non-operating adjustments	(0.13)	(0.15)	
Net interest margin, operating basis	1.46 %	1.52 %	(6) bps
Expenses:			
Total expenses, GAAP basis	$ 6,886	$ 7,058	(2.44) %
Benefit related to claims associated with Lehman bankruptcy	362	-	
Provisions for litigation exposure and other costs	(93)	-	
Special one-time additional charitable contribution	(25)	-	
Acquisition costs	(66)	(71)	
Indemnification benefits for the assumption of income tax liabilities related to a 2010 acquisition	40	55	
Restructuring charges, net	(199)	(253)	
Total expenses, operating basis[1]	$ 6,905	$ 6,789	1.71
Income before Income Tax Expense:			
Income before income tax expense, GAAP basis[3]	$ 2,766	$ 2,536	
Net pre-tax effect of non-operating adjustments to revenue and expenses	62	239	
Income before income tax expense, operating basis	$ 2,828	$ 2,775	
Pre-tax operating margin	29.1%	29.0%	10 bps

[1] For the years ended December 31, 2012 and 2011, positive operating leverage in the year-over-year comparison was approximately 3 basis points, based on an increase in total operating-basis revenue of 1.74% and an increase in total operating-basis expenses of 1.71%.

[2] For the years ended December 31, 2012 and 2011, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $2,662 million, and $2,461 million, respectively, (GAAP-basis net interest revenue of $2,538 million and $2,333 million plus tax-equivalent adjustments of $124 million and $128 million, respectively) as a percentage of average total interest-earning assets for the years presented.

[3] Income before income tax expense, GAAP basis, reflects total revenue, GAAP basis, less total expenses, GAAP basis, and (plus) minus provisions for loan losses of $(3) million and zero, respectively, for each of the years ended December 31, 2012 and 2011.

30

STATE STREET

STATE STREET CORPORATION

RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

In addition to presenting State Street's financial results in conformity with GAAP, management also presents results on a non-GAAP, or "operating" basis, in order to highlight comparable financial trends and other characteristics with respect to State Street's ongoing business operations from period to period. Refer to the preceding page of this Appendix for further information concerning our use of non-GAAP financial measures. The following tables reconcile operating-basis financial information presented in the foregoing to financial information prepared and reported in conformity with GAAP.

	Years Ended December 31, 2012	Years Ended December 31, 2011	% Change 2012 YTD vs. 2011 YTD
Diluted Earnings per Common Share:			
Diluted earnings per common share, GAAP basis	$ 4.20	$ 3.79	10.8 %
Loss from sale of Greek investment securities	.06	-	
Provisions for litigation exposure and other costs	.12	-	
Special one-time additional charitable contribution	.04	-	
Acquisition costs, net	.09	.10	
Restructuring charges, net	.27	.32	
Benefit related to claims associated with Lehman bankruptcy	(.46)	-	
Discount accretion related to former conduit securities	(.27)	(.27)	
Tax effect of audit settlement associated with a 2010 acquisition	(.10)	-	
Discrete tax benefit related to former conduit securities	-	(.21)	
Diluted earnings per common share, operating basis	$ 3.95	$ 3.73	5.9
Return on Average Common Equity:			
Return on average common equity, GAAP basis	10.3 %	10.0 %	30 bps
Loss from sale of Greek investment securities	0.1	-	
Provisions for litigation exposure and other costs	0.3	-	
Special one-time additional charitable contribution	0.1	-	
Acquisition costs, net	0.2	0.3	
Restructuring charges, net	0.7	0.8	
Benefit related to claims associated with Lehman bankruptcy	(1.1)	-	
Discount accretion related to former conduit securities	(0.7)	(0.7)	
Tax effect of audit settlement associated with a 2010 acquisition	(0.2)	-	
Discrete tax benefit related to former conduit securities	-	(0.5)	
Return on average common equity, operating basis	9.7 %	9.9 %	(20)

31

STATE STREET.

STATE STREET CORPORATION

RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

In addition to presenting State Street's financial results in conformity with GAAP, management also presents results on a non-GAAP, or

(Dollars in millions, except per share amounts)	Quarters Ended March 31, 2013	Quarters Ended March 31, 2012	% Change Q1 2013 vs. Q1 2012
Total Revenue:			
Total revenue, GAAP basis	$ 2,435	$ 2,421	0.6 %
Tax-equivalent adjustment associated with tax-exempt investment securities	32	31	
Tax-equivalent adjustment associated with tax-advantaged investments	34	18	
Discount accretion related to former conduit securities	(31)	(49)	
Total revenue, operating basis[1]	$ 2,470	$ 2,421	2.02
Expenses:			
Total expenses, GAAP basis	$ 1,826	$ 1,835	(0.5)
Provisions for litigation exposure	-	(15)	
Acquisition costs	(15)	(13)	
Restructuring charges	1	(8)	
Total expenses, operating basis[1]	$ 1,812	$ 1,799	0.72
Income before Income Tax Expense:			
Income before income tax expense, GAAP basis	$ 609	$ 586	
Net pre-tax effect of non-operating adjustments to revenue and expenses	49	36	
Income before income tax expense, operating basis	$ 658	$ 622	
Pre-tax operating margin	26.6%	25.7%	90 bps
Diluted Earnings per Common Share:			
Diluted earnings per common share, GAAP basis	$ .98	$ .85	15.3 %
Provisions for litigation exposure	-	.02	
Acquisition costs, net	.02	.02	
Restructuring charges	-	.01	
Discount accretion related to former conduit securities	(.04)	(.06)	
Diluted earnings per common share, operating basis	$ .96	$ .84	14.3
Return on Average Common Equity:			
Return on average common equity, GAAP basis	9.1 %	8.8 %	30 bps
Provisions for litigation exposure	-	0.2	
Acquisition costs, net	0.2	0.2	
Restructuring charges	-	0.1	
Discount accretion related to former conduit securities	(0.4)	(0.7)	
Return on average common equity, operating basis	8.9 %	8.6 %	30

[1] For the quarters ended March 31, 2013 and 2012, positive operating leverage in the year-over-year comparison was approximately 130 basis points, based on an increase in total operating-basis revenue of 2.02% and an increase in total operating-basis expenses of 0.72%.

32

LIMITED ACCESS 33 Peer Comparison: Operating-Basis (Non-GAAP) Pre-tax Operating Margin Page 9 of this presentation contains a comparison of pre-tax operating margin for State Street Corporation (STT), The Bank of New York Mellon Corporation (BK) and Northern Trust Corporation (NTRS). The data in the comparison on page 9 is presented a non-GAAP basis. A description of the data presented on page 9 follows. Except as described below: (i) data for each of STT, BK and NTRS is derived from the relevant company’s public filings, earnings announcements or related materials (individually or collectively, “publicly disclosed information”); (ii) data from the relevant company’s publicly disclosed information is presented on a non-GAAP basis, which presentation is described, at the discretion of the relevant company, in that company’s publicly disclosed information as “operating-basis,” “operating,” “adjusted” or “non- GAAP” (individually or collectively, “non-GAAP presentation”); and (iii) each company’s non-GAAP presentation is calculated differently, and therefore may not be comparable to other companies’ non-GAAP presentations. Each company’s publicly disclosed information should be reviewed for a description, to the extent contained therein, of that company’s non-GAAP presentation. Data in the chart on page 9 above: (a) for STT is presented on an operating basis, as described in this Appendix (which also contains related reconciliations); (b) for BK represents the “Pre-Tax Operating Margin - Non-GAAP Adjusted” presented in BK’s publicly disclosed information, but is recalculated for purposes of the above chart solely to adjust that non-GAAP presentation to include the effects of amortization of intangible assets included in BK’s publicly disclosed information (by subtracting from the income otherwise applied in the calculation’s numerator ($3,697 million for the year ended December 31, 2012) the applicable amortization of intangible assets ($384 million for the year ended December 31, 2012)); and (c) for NTRS represents the operating results presentation of “Profit Margin (Pre-Tax) (FTE)” included in NTRS’ publicly disclosed information.